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                                                                    EXHIBIT 23.5

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Chancellor Media Corporation of Los Angeles:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts."

                                                KPMG Peat Marwick LLP

St. Petersburg, Florida
December 18, 1998